UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

AMENDED CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

000-49746
(Commission File No.)

VISCOUNT SYSTEMS, INC.
(Exact name of registrant as specified in charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

88-0498783
(I.R.S. Employer Identification No.)

4585 Tillicum Street, Burnaby, British Columbia, Canada, V5J 3J9, Tel: (604) 327-9446
(Address, including zip code, and telephone number of registrant’s principal executive offices)

Item 4. Changes in Registrant’s Certifying Accountant

The Form 8-K filed on December 20, 2002 incorrectly appointed Davidson & Company Chartered Accountants to replace KPMG LLP as the principal accountant.

Davidson & Company has not accepted the audit engagement for the fiscal period ending December 31, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it’s behalf by the undersigned herunto duly authorized.

VISCOUNT SYSTEMS INC.

By: /s/ Stephen Pineau
Stephen Pineau
President and Chief Executive Officer
Date: January 3, 2003